Financial Risk Management Objectives and Policies - Summary of Monitoring Capital Using Gearing Ratio (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Disclosure Of Financial Instruments [Line Items]
Total liabilities	$ 440,752	$ 410,584
Total assets	721,007	287,715
Capital Management
Disclosure Of Financial Instruments [Line Items]
Total liabilities	440,752	410,584
Total assets	$ 721,007	$ 287,715
Gearing ratio	61.00%	143.00%